UNITED STATES

SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported) June 21, 2005

FLUSHING SAVINGS BANK, FSB 401(k) SAVINGS PLAN IN RSI RETIREMENT TRUST

(Exact name of registrant as specified in its charter)

000-24272

(Commission File Number)

DELAWARE

(State or other jurisdiction of incorporation)

11-3209278

(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042

(Address of principal executive offices)

(718) 961-5400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)         On June 21, 2005, the Employee Benefits Committee of Flushing Savings Bank, FSB (the "Employee Benefits Committee") dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm for the Flushing Savings Bank, FSB 401(k) Savings Plan in RSI Retirement Trust (the "Plan"). The Audit Committee of Flushing Financial Corporation (the parent company of the Plan’s sponsor) participated in and approved the decision to change its independent registered public accounting firm.

(ii)         The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)        During the two most recent fiscal years and through June 21, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the Plan's financial statements for such years.

(iv)        During the two most recent fiscal years and through June 24, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

(v)        The Plan has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter, dated June 24, 2005, is filed as Exhibit 16 to this Form 8-K.

(b) New independent registered public accounting firm

(i)         The Plan engaged Grant Thornton LLP as its new independent registered public accounting firm as of June 21, 2005.  During the two most recent fiscal years and through June 21, 2005, the Plan has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan nor oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed with this current report on Form 8-K.

Exhibit 16	Letter addressed to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated June 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING SAVINGS BANK, FSB 401(k) SAVINGS PLAN IN RSI

RETIREMENT TRUST

Date: June 27, 2005	By:	/s/ David W. Fry
David W. Fry
	Title:	Senior Vice President and Chief Financial
Officer of Flushing Financial Corporation

INDEX TO EXHIBITS

Exhibit		Page

16	Letter addressed to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated June 24, 2005.	5